SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                                 October 9, 2001
                                (October 5, 2001)



                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            Texas                          1-9645               74-1787536
(State or other jurisdiction      (Commission File Number)     (IRS Employer
       incorporation)                                       Identification No.)

          200 East Basse Road
          San Antonio, Texas                                       78209
         (Address of principal                                  (Zip Code)
          executive offices)

       Registrant's telephone number, including area code: (210) 822-2828

ITEM 5.  OTHER EVENTS.
         ------------

     On October 5, 2001, Clear Channel Communications, Inc., a Texas corporation (the "Company"), The Ackerley Group, Inc., a Delaware corporation ("Ackerley"), and CCMM Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Sub will be merged (the "Merger") with and into Ackerley, with Ackerley surviving the Merger and continuing its operations as a wholly-owned subsidiary of the Company. The Merger will be a tax-free, stock-for-stock transaction.

     Upon the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Merger, each share of Ackerley common stock will be converted into the right to receive .35 shares of the Company's common stock.

     A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

     In connection with the Merger Agreement, Barry A. Ackerley has entered into a Stockholder Voting and Support Agreement with the Company, in which Mr. Ackerley has agreed to vote shares of Class A common stock of Ackerley, representing approximately 6.7% of the outstanding voting power of Ackerley, in favor of the transaction with the Company and against competing proposals. Mr. Ackerley's agreement to vote in favor of the transaction with the Company and against competing proposals is not applicable to the shares of Class B common stock of Ackerley owned by him, which represent approximately 82% of the outstanding voting power of Ackerley. A copy of the Stockholder Voting and Support Agreement is filed herewith as Exhibit 2.2 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Stockholder Voting and Support Agreement.

     On October 8, 2001, the Company issued a press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     Consummation of the Merger is subject to numerous conditions, including the receipt of all regulatory approvals and stockholder approvals by Ackerley's shareholders.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

(c)      Exhibits.

2.1 Agreement and Plan of Merger dated October 5, 2001, among Clear Channel Communications, Inc., The Ackerley Group, Inc., and CCMM Sub, Inc.

2.2 Stockholder Voting and Support Agreement dated October 5, 2001, between Clear Channel Communications, Inc. and Barry A. Ackerley.

99.1 Press Release of Clear Channel Communications, Inc. issued October 8, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Clear Channel Communications, Inc.

Date:  October 9, 2001                      By: /s/ HERBERT W. HILL, JR.
                                               ------------------------
                                               Herbert W. Hill, Jr.
                                               Senior Vice President and
                                               Chief Accounting Officer

                                INDEX TO EXHIBITS


2.1 Agreement and Plan of Merger dated October 5, 2001, among Clear Channel Communications, Inc., The Ackerley Group, Inc., and CCMM Sub, Inc.

2.2 Stockholder Voting and Support Agreement dated October 5, 2001, between Clear Channel Communications, Inc. and Barry A. Ackerley.

99.1 Press Release of Clear Channel Communications, Inc. issued October 8, 2001.